Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
(Thousands of Dollars)	2009	2008

ASSETS

Current Assets:
Cash and cash equivalents	$ 481,148	$ 89,816
Receivables, less provision for uncollectible
accounts of $46,382 in 2009 and $43,275 in 2008	557,587	698,755
Unbilled revenues	170,977	218,440
Fuel, materials and supplies	258,731	300,049
Marketable securities - current	61,837	78,452
Derivative assets - current	18,141	31,373
Prepayments and other	77,378	88,679
	1,625,799	1,505,564

Property, Plant and Equipment:
Electric utility	9,418,469	9,219,351
Gas utility	1,062,801	1,043,687
Other	283,809	290,156
	10,765,079	10,553,194
Less: Accumulated depreciation: $2,668,534 for electric
and gas utility and $148,615 for other in 2009;
$2,610,479 for electric and gas utility and
$159,639 for other in 2008	2,817,149	2,770,118
	7,947,930	7,783,076
Construction work in progress	521,463	424,800
	8,469,393	8,207,876

Deferred Debits and Other Assets:
Regulatory assets	3,262,467	3,502,606
Goodwill	287,591	287,591
Marketable securities - long-term	51,122	30,757
Derivative assets - long-term	224,917	241,814
Other	206,359	212,272
	4,032,456	4,275,040

Total Assets	$ 14,127,648	$ 13,988,480

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
(Thousands of Dollars)	2009	2008

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 493,989	$ 618,897
Long-term debt - current portion	66,286	54,286
Accounts payable	440,520	678,614
Accrued taxes	15,895	12,527
Accrued interest	80,986	69,818
Derivative liabilities - current	85,243	100,919
Other	136,570	168,401
	1,319,489	1,703,462

Rate Reduction Bonds	566,185	686,511

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,310,756	1,223,461
Accumulated deferred investment tax credits	23,758	25,371
Deferred contractual obligations	179,483	193,016
Regulatory liabilities	546,397	592,540
Derivative liabilities - long-term	838,887	912,426
Accrued pension	738,191	740,930
Accrued postretirement benefits	228,533	240,371
Other	414,662	430,718
	4,280,667	4,358,833

Capitalization:
Long-Term Debt	4,343,264	4,103,162

Noncontrolling Interest in Consolidated Subsidiary:
Preferred stock not subject to mandatory redemption	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 195,346,832 shares issued
and 175,239,298 shares outstanding in 2009 and
176,212,275 shares issued and 155,834,361 shares
outstanding in 2008	976,734	881,061
Capital surplus, paid in	1,754,184	1,475,006
Deferred contribution plan - employee stock
ownership plan	(9,222)	(15,481)
Retained earnings	1,180,706	1,078,594
Accumulated other comprehensive loss	(38,956)	(37,265)
Treasury stock, 19,708,136 shares in 2009 and 2008	(361,603)	(361,603)
Common Shareholders' Equity	3,501,843	3,020,312
Total Capitalization	7,961,307	7,239,674

Total Liabilities and Capitalization	$ 14,127,648	$ 13,988,480

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands of Dollars, except share information)	2009	2008	2009	2008

Operating Revenues	$ 1,224,431	$ 1,325,345	$ 2,817,914	$ 2,845,312

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	583,599	661,699	1,422,519	1,485,016
Other	234,821	237,203	482,266	523,084
Maintenance	56,367	70,896	105,203	127,605
Depreciation	77,768	68,321	154,751	136,075
Amortization of regulatory (liabilities)/assets, net	(13,039)	41,945	8,652	70,800
Amortization of rate reduction bonds	51,305	47,884	107,202	101,234
Taxes other than income taxes	54,424	59,278	140,853	131,107
Total operating expenses	1,045,245	1,187,226	2,421,446	2,574,921
Operating Income	179,186	138,119	396,468	270,391

Interest Expense:
Interest on long-term debt	56,774	46,449	112,458	89,222
Interest on rate reduction bonds	9,607	12,987	20,232	26,703
Other interest	(1,423)	6,624	3,245	12,776
Interest expense, net	64,958	66,060	135,935	128,701
Other Income, Net	12,409	10,370	16,591	23,928
Income Before Income Tax Expense	126,637	82,429	277,124	165,618
Income Tax Expense	42,394	23,192	93,817	46,598
Net Income	84,243	59,237	183,307	119,020
Net Income Attributable to Noncontrolling Interests:
Preferred dividends of subsidiary	1,389	1,389	2,779	2,779
Net Income Attributable to Controlling Interests	$ 82,854	$ 57,848	$ 180,528	$ 116,241

Basic and Fully Diluted Earnings Per Common Share	$ 0.47	$ 0.37	$ 1.07	$ 0.75

Dividends Declared Per Common Share	$ 0.24	$ 0.20	$ 0.48	$ 0.40

Weighted Average Common Shares Outstanding:

Basic	175,175,936	155,476,492	168,758,206	155,381,302

Diluted	175,675,388	155,895,348	169,300,277	155,808,481

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Six Months Ended June 30,
(Thousands of Dollars)	2009	2008

Operating Activities:
Net income	$ 183,307	$ 119,020
Adjustments to reconcile to net cash flows
provided by operating activities:
Bad debt expense	17,986	13,163
Depreciation	154,751	136,075
Deferred income taxes	73,202	52,995
Pension and PBOP expense/(income), net of capitalized portion, and contributions	13,052	(6,855)
Allowance for equity funds used during construction	(3,366)	(15,082)
Regulatory refunds and underrecoveries	679	(128,830)
Amortization/(deferral) of recoverable energy costs	20,053	(6,046)
Amortization of regulatory assets, net	8,652	70,800
Amortization of rate reduction bonds	107,202	101,234
Deferred contractual obligations	(14,784)	(16,973)
Derivative assets and liabilities	(19,243)	(25,216)
Other	13,738	3,505
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	158,175	35,760
Investments in securitizable assets	-	(25,787)
Fuel, materials and supplies	35,582	(17,946)
Other current assets	10,724	6,426
Accounts payable	(211,445)	(20,648)
Counterparty deposits and margin special deposits	(3,585)	59,110
Taxes receivable/accrued	(8,244)	(31,412)
Other current liabilities	(30,309)	(21,489)
Net cash flows provided by operating activities	506,127	281,804

Investing Activities:
Investments in property and plant	(418,684)	(625,133)
Proceeds from sales of marketable securities	147,702	128,778
Purchases of marketable securities	(149,482)	(130,105)
Rate reduction bond escrow and other deposits	(411)	9,010
Other investing activities	3,350	2,385
Net cash flows used in investing activities	(417,525)	(615,065)

Financing Activities:
Issuance of common shares	387,411	4,562
Cash dividends on common shares	(78,921)	(62,574)
Cash dividends on preferred stock of subsidiary	(2,779)	(2,779)
(Decrease)/increase in short-term debt	(124,908)	8,000
Issuance of long-term debt	312,000	660,000
Retirements of long-term debt	(54,286)	(154,286)
Retirements of rate reduction bonds	(120,326)	(115,177)
Financing fees	(15,456)	(6,265)
Other financing activities	(5)	(1,196)
Net cash flows provided by financing activities	302,730	330,285
Net increase/(decrease) in cash and cash equivalents	391,332	(2,976)
Cash and cash equivalents - beginning of period	89,816	15,104
Cash and cash equivalents - end of period	$ 481,148	$ 12,128

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.